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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 13, 2005


                                PVF Capital Corp.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                         0-24948                   34-1659805
--------------------------      -----------------------    ---------------------
(State or Other Jurisdiction    Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                      30000 Aurora Road, Solon, Ohio               44139
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               (Address of Principal Executive Offices)         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 13, 2005, PVF Capital Corp. (the "Company") announced its unaudited financial results for the three and nine months ended March 31, 2005. For more information, reference is made to the Company's press release dated, April 13, 2005, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.

ITEM 8.01  OTHER EVENTS

         On April 13, 2005, the Company announced that on March 22, 2005 the Company's Board of Directors had declared a quarterly cash dividend on the Company's outstanding common stock. The cash dividend will be in the amount of $0.074 per share and will be payable on May 2, 2005 to the stockholders of record at the close of business on April 25, 2005. For further information see the Company's press release dated April 13, 2005, which is incorporated herein by reference and is filed herewith as Exhibit 99.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Not applicable.


      (b)  Not applicable.


      (c)  The following exhibit is filed herewith:

           Exhibit 99    Press Release dated April 13, 2005






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PVF CAPITAL CORP.



                           By: /s/ John R. Male
                               -------------------------------------------------
                               John R. Male
                               Chairman of the Board and Chief Executive Officer (Duly Authorized Representative)


Dated:  April 14, 2005